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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT AUDITOR




The Board of Directors
ResMed Inc.:


         We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-8 of ResMed Inc.

                                    KPMG LLP

San Diego, California
September 29, 1999